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Exhibit 99.1

FINANCIAL AND STATISTICAL INFORMATION FOR
39 MEMBERS OF OGLETHORPE POWER CORPORATION

        Our members operate their systems on a not-for-profit basis. Accumulated margins derived after payment of operating expenses and provision for depreciation constitute patronage capital of the consumers of our members. Refunds of accumulated patronage capital to the individual consumers may be made from time to time subject to limitations contained in mortgages between our members and the Rural Utilities Service or loan documents with other lenders. The Rural Utilities Service mortgage generally prohibits such distributions unless, after any such distribution, the member's total equity will equal at least 30% of its total assets, except that distributions may be made of up to 25% of the margins and patronage capital received by the member in the preceding year provided that equity is at least 20%.

        We are a membership corporation, and our members are not our subsidiaries. Except with respect to the obligations of our members under each member's wholesale power contract with us and our rights under such contracts to receive payment for power and energy supplied, we have no legal interest in, or obligations in respect of, any of the assets, liabilities, equity, revenues or margins of our members.

        The following selected information on the individual members is intended to show, in the aggregate, the assets, liabilities, equity, revenues and margins of our members. Member assets, liabilities, equity, revenues and margins should not, however, be attributed to us. In addition, the revenues of our members are not pledged to us, but such revenues are received by the respective members and are the source from which moneys are derived by our members to pay for power and energy received from us. Revenues of our members are, however, pledged under their respective Rural Utilities Service mortgages or loan documents with other lenders.

        The information contained in these tables was taken from Rural Utilities Service Financial and Statistical Reports (RUS Form 7) or similar reports prepared for other lenders or provided directly by a member. This information has not been independently verified by the Rural Utilities Service, any lender or us. The "Total" columns were not supplied or compiled by the Rural Utilities Service, any lender or our members. The "Total" column in each table is for informational purposes only, inasmuch as each member operates independently and is not responsible for the obligations of other members, except as provided in the wholesale power contracts (see "BUSINESS—OGLETHORPE POWER CORPORATION—Wholesale Power Contracts" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011). In addition, the Times Interest Earned, Equity to Assets and Equity to Total Capitalization ratios were calculated by us from information obtained from each member's RUS Form 7 or other financial information provided to us, but the calculations were not independently verified by our members. No adjustments were made by us in calculating these ratios for items such as debt refinancings that are not reflected separately on the financial information provided to us. For the calendar years 2009, 2010 and 2011, the information on the individual members is presented in the succeeding tables as follows:

  Table 1—Selected Statistics,
  Table 2—Average Number of Consumers Served,
  Table 3—Annual Megawatt-hour Sales by Consumer Class,
  Table 4—Annual Revenues by Consumer Class,
  Table 5—Summary of Operating Results, and
  Table 6—Condensed Balance Sheet Information.

        The distribution system of one of our members, Pataula EMC, is owned by Cobb EMC and Cobb serves Pataula's load. Therefore, Pataula's information is reported on a consolidated basis with Cobb's information.

FINANCIAL AND STATISTICAL INFORMATION FOR THE
39 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 1
SELECTED STATISTICS OF EACH MEMBER
(as of December 31)

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb(1)	Colquitt	Coweta- Fayette	Diverse
2011
Avg. Monthly Residential Rev.($)	144.84	136.94	135.31	136.78	130.03	165.87	138.43	126.31	137.10	161.14
Avg. Monthly Residential kWh	1,197	1,237	1,299	1,220	1,368	1,359	1,211	1,330	1,312	1,419
Avg. Residential Rev.(cents per kWh)	12.10	11.07	10.41	11.21	9.51	12.20	11.43	9.50	10.45	11.36
Times Interest Earned Ratio (2)	2.59	1.97	1.93	1.39	1.78	1.40	2.32	2.73	2.34	2.39
Equity/Assets (2)	64%	43%	38%	37%	34%	31%	36%	43%	35%	47%
Equity/Total Capitalization (2)	69%	60%	47%	44%	37%	34%	43%	51%	38%	54%
2010
Avg. Monthly Residential Rev.($)	143.77	127.86	131.94	147.09	138.99	159.44	137.55	127.39	142.02	171.73
Avg. Monthly Residential kWh	1,259	1,300	1,348	1,321	1,445	1,431	1,282	1,383	1,396	1,558
Avg. Residential Rev.(cents per kWh)	11.42	9.84	9.79	11.14	9.62	11.14	10.73	9.21	10.18	11.02
Times Interest Earned Ratio (2)	3.96	2.16	2.46	1.35	1.59	1.86	2.21	2.34	2.27	1.12
Equity/Assets (2)	66%	42%	38%	35%	33%	30%	34%	43%	32%	44%
Equity/Total Capitalization (2)	70%	57%	45%	42%	37%	33%	43%	52%	36%	49%
2009
Avg. Monthly Residential Rev.($)	126.74	119.37	123.89	129.89	127.36	148.08	129.00	118.74	128.96	147.94
Avg. Monthly Residential kWh	1,147	1,165	1,236	1,181	1,286	1,320	1,152	1,268	1,231	1,360
Avg. Residential Rev.(cents per kWh)	11.05	10.25	10.02	11.00	9.90	11.22	11.20	9.36	10.48	10.88
Times Interest Earned Ratio (2)	2.51	2.02	1.96	1.87	1.32	1.82	1.53	1.65	1.88	1.05
Equity/Assets (2)	66%	40%	36%	32%	32%	32%	31%	42%	29%	43%
Equity/Total Capitalization (2)	73%	52%	43%	38%	36%	35%	39%	50%	32%	49%
	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2011
Avg. Monthly Residential Rev.($)	153.08	154.45	122.33	150.15	152.15	148.62	136.07	139.45	132.98	140.34
Avg. Monthly Residential kWh	1,377	1,349	1,103	1,228	1,245	1,342	1,096	1,331	1,326	1,243
Avg. Residential Rev.(cents per kWh)	11.12	11.45	11.09	12.22	12.22	11.07	12.41	10.48	10.03	11.29
Times Interest Earned Ratio (2)	2.68	2.17	2.10	1.57	1.63	2.82	1.39	3.06	2.01	2.29
Equity/Assets (2)	40%	53%	43%	32%	33%	51%	28%	42%	38%	38%
Equity/Total Capitalization (2)	44%	65%	51%	39%	38%	58%	33%	51%	47%	48%
2010
Avg. Monthly Residential Rev.($)	156.05	152.22	123.90	153.91	159.01	144.18	141.98	136.45	139.79	140.77
Avg. Monthly Residential kWh	1,442	1,419	1,158	1,265	1,377	1,386	1,141	1,338	1,405	1,286
Avg. Residential Rev.(cents per kWh)	10.82	10.72	10.70	12.17	11.55	10.40	12.45	10.20	9.95	10.94
Times Interest Earned Ratio (2)	2.07	1.82	1.86	1.58	1.82	2.15	1.76	3.07	2.22	2.79
Equity/Assets (2)	37%	54%	39%	32%	31%	49%	28%	41%	38%	32%
Equity/Total Capitalization (2)	41%	64%	46%	39%	36%	57%	32%	55%	46%	44%
2009
Avg. Monthly Residential Rev.($)	135.40	134.75	113.03	145.81	149.55	128.98	134.18	128.38	130.81	129.11
Avg. Monthly Residential kWh	1,279	1,269	1,036	1,129	1,292	1,261	1,018	1,226	1,243	1,190
Avg. Residential Rev.(cents per kWh)	10.58	10.61	10.91	12.91	11.58	10.23	13.18	10.47	10.53	10.85
Times Interest Earned Ratio (2)	1.28	2.13	2.06	1.37	1.58	2.81	1.82	3.37	2.14	2.57
Equity/Assets (2)	35%	53%	40%	32%	30%	47%	27%	40%	35%	35%
Equity/Total Capitalization (2)	39%	62%	47%	39%	34%	51%	31%	53%	39%	47%

Footnotes:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

(2)
Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

(3)
Weighted Average.

Table 1 (continued)

	Excelsior	Flint	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2011
Avg. Monthly Residential Rev.($)	125.18	142.23	137.93	126.01	130.07	136.82	163.30	123.24	144.36	135.87
Avg. Monthly Residential kWh	1,376	1,423	1,230	1,262	1,089	1,166	1,307	1,345	1,252	1,094
Avg. Residential Rev.(cents per kWh)	9.09	9.99	11.21	9.99	11.95	11.73	12.49	9.16	11.53	12.42
Times Interest Earned Ratio (2)	2.18	2.06	2.16	1.67	1.64	2.31	1.49	2.27	1.82	1.83
Equity/Assets (2)	58%	37%	46%	40%	33%	42%	34%	38%	42%	33%
Equity/Total Capitalization (2)	64%	44%	56%	45%	39%	51%	36%	44%	52%	38%
2010
Avg. Monthly Residential Rev.($)	135.67	140.69	129.37	128.22	125.15	137.21	166.68	123.50	141.05	137.27
Avg. Monthly Residential kWh	1,460	1,489	1,285	1,313	1,158	1,233	1,353	1,414	1,308	1,139
Avg. Residential Rev.(cents per kWh)	9.29	9.45	10.07	9.76	10.80	11.13	12.32	8.73	10.78	12.05
Times Interest Earned Ratio (2)	2.54	1.45	2.80	3.54	1.71	2.24	1.67	2.21	2.48	1.71
Equity/Assets (2)	56%	36%	47%	41%	33%	42%	34%	37%	42%	30%
Equity/Total Capitalization (2)	62%	42%	54%	46%	40%	51%	37%	44%	51%	35%
2009
Avg. Monthly Residential Rev.($)	123.43	132.91	125.12	115.45	116.91	121.80	144.36	113.27	129.15	126.41
Avg. Monthly Residential kWh	1,309	1,313	1,151	1,173	1,058	1,128	1,129	1,264	1,184	1,037
Avg. Residential Rev.(cents per kWh)	9.43	10.12	10.87	9.84	11.05	10.80	12.79	8.96	10.91	12.19
Times Interest Earned Ratio (2)	2.07	1.66	2.34	3.14	1.54	2.57	1.89	1.66	2.10	2.18
Equity/Assets (2)	54%	36%	48%	37%	33%	42%	33%	33%	42%	30%
Equity/Total Capitalization (2)	60%	41%	56%	42%	39%	48%	35%	38%	49%	34%

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington		MEMBER TOTAL
2011
Avg. Monthly Residential Rev.($)	126.33	155.46	168.74	117.95	148.20	122.24	127.35	129.28		134.70
Avg. Monthly Residential kWh	1,391	1,352	1,470	1,008	1,263	1,138	1,369	1,131		1,296
Avg. Residential Rev.(cents per kWh)	9.08	11.5	11.48	11.7	11.73	10.75	9.30	11.43		10.39
Times Interest Earned Ratio (2)	1.55	2.12	2.42	1.90	1.84	1.91	2.99	2.02		2.11 (3)
Equity/Assets (2)	42%	36%	46%	42%	33%	50%	41%	51%		39% (3)
Equity/Total Capitalization (2)	54%	42%	51%	48%	35%	57%	51%	56%		46% (3)
2010
Avg. Monthly Residential Rev.($)	135.23	151.85	169.39	130.78	149.13	125.42	128.47	136.44		136.61
Avg. Monthly Residential kWh	1,467	1,444	1,563	1,139	1,334	1,234	1,438	1,185		1,366
Avg. Residential Rev.(cents per kWh)	9.22	10.52	10.84	11.48	11.18	10.16	8.94	11.52		10.00
Times Interest Earned Ratio (2)	1.82	1.76	1.73	3.51	1.82	2.40	3.31	2.37		2.22 (3)
Equity/Assets (2)	40%	35%	44%	44%	31%	48%	37%	48%		38% (3)
Equity/Total Capitalization (2)	52%	40%	50%	49%	33%	54%	47%	53%		45% (3)
2009
Avg. Monthly Residential Rev.($)	128.58	147.68	152.06	114.11	138.16	109.75	119.44	129.09		126.11
Avg. Monthly Residential kWh	1,299	1,268	1,410	938	1,186	1,108	1,291	1,064		1,223
Avg. Residential Rev.(cents per kWh)	9.90	11.64	10.78	12.16	11.65	9.91	9.25	12.13		10.31
Times Interest Earned Ratio (2)	1.78	3.13	2.21	2.27	2.11	2.22	2.17	2.15		1.94 (3)
Equity/Assets (2)	39%	37%	44%	40%	33%	50%	38%	48%		36% (3)
Equity/Total Capitalization (2)	51%	43%	48%	45%	36%	56%	46%	52%		43% (3)

Footnotes:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

(2)
Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

(3)
Weighted Average.

FINANCIAL AND STATISTICAL INFORMATION FOR THE
39 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 2
AVERAGE NUMBER OF CONSUMERS SERVED BY EACH MEMBER

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb(1)	Colquitt	Coweta- Fayette	Diverse
2011
Residential Service	17,930	41,500	19,690	46,172	46,692	14,745	175,159	57,146	68,038	24,752
Commercial & Industrial	1,785	4,225	324	2,477	3,853	1,842	15,540	3,606	5,737	3,589
Other	137	9	329	375	271	131	5,455	1,966	725	162

Total Consumers Served	19,852	45,734	20,343	49,024	50,816	16,718	196,154	62,718	74,500	28,503

2010
Residential Service	17,934	41,486	19,273	46,221	46,642	14,508	174,499	56,841	67,905	24,509
Commercial & Industrial	1,774	4,273	317	2,444	4,201	1,799	15,338	3,248	4,924	3,572
Other	122	10	295	373	263	117	5,366	2,141	1,301	167

Total Consumers Served	19,830	45,769	19,885	49,038	51,106	16,424	195,203	62,230	74,130	28,248

2009
Residential Service	17,890	41,478	19,251	46,338	46,111	14,408	173,858	56,397	68,384	24,648
Commercial & Industrial	1,775	4,272	317	2,451	4,283	1,785	15,058	3,213	4,835	3,570
Other	113	11	272	378	211	117	5,483	2,037	646	168

Total Consumers Served	19,778	45,761	19,840	49,167	50,605	16,310	194,399	61,647	73,865	28,386

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2011
Residential Service	5,084	21,259	10,788	10,921	31,967	14,984	15,881	48,535	135,051	7,697
Commercial & Industrial	1,702	1,167	647	1,530	2,356	584	2,440	2,511	14,967	350
Other	844	2,310	464	144	412	712	—	1,929	1,388	231

Total Consumers Served	7,630	24,736	11,899	12,595	34,735	16,280	18,321	52,975	151,406	8,278

2010
Residential Service	5,087	21,293	10,777	11,098	31,954	14,990	16,075	48,473	133,747	7,681
Commercial & Industrial	1,750	859	653	1,363	2,395	574	2,366	2,519	14,798	349
Other	768	2,216	441	141	391	672	—	1,873	1,357	226

Total Consumers Served	7,605	24,368	11,871	12,602	34,740	16,236	18,441	52,865	149,902	8,256

2009
Residential Service	5,059	21,890	10,724	11,251	32,031	15,020	16,316	48,263	132,682	7,575
Commercial & Industrial	1,752	1,179	666	1,244	2,276	567	2,263	2,573	14,732	349
Other	744	1,530	422	140	382	666	—	1,849	1,656	212

Total Consumers Served	7,555	24,599	11,812	12,635	34,689	16,253	18,579	52,685	149,070	8,136

Footnote:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

Table 2 (continued)

	Excelsior	Flint	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2011
Residential Service	20,030	69,981	18,183	109,897	31,314	28,350	9,743	185,662	30,913	10,499
Commercial & Industrial	1,326	9,125	453	9,965	2,335	6,972	122	15,704	1,584	130
Other	280	865	553	1,795	6	7	938	4,459	285	345

Total Consumers Served	21,636	79,971	19,189	121,657	33,655	35,329	10,803	205,825	32,782	10,974

2010
Residential Service	19,924	69,486	18,128	110,888	31,464	28,499	9,765	185,334	31,034	10,554
Commercial & Industrial	1,335	8,992	448	9,335	2,362	6,896	126	15,549	1,594	129
Other	269	819	532	1,491	5	7	871	4,384	251	335

Total Consumers Served	21,528	79,297	19,108	121,714	33,831	35,402	10,762	205,267	32,879	11,018

2009
Residential Service	19,858	69,099	18,027	110,369	31,429	28,595	10,618	184,586	30,992	10,556
Commercial & Industrial	1,367	8,851	450	9,386	2,385	6,804	138	15,382	1,577	125
Other	258	800	600	1,420	5	6	914	4,302	247	332

Total Consumers Served	21,483	78,750	19,077	121,175	33,819	35,405	11,670	204,270	32,816	11,013

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington		MEMBER TOTAL
2011
Residential Service	86,519	17,486	14,654	13,817	19,085	8,386	108,732	14,599		1,611,841
Commercial & Industrial	4,311	1,039	4,707	537	1,891	738	7,604	619		140,394
Other	1,020	18	439	687	—	116	1,659	50		31,516

Total Consumers Served	91,850	18,543	19,800	15,041	20,976	9,240	117,995	15,268		1,783,751

2010
Residential Service	86,477	17,570	14,685	12,716	19,141	8,405	108,615	14,653		1,608,331
Commercial & Industrial	4,409	1,032	4,671	540	1,893	756	7,595	607		137,785
Other	1,005	17	403	655	—	116	1,657	44		31,101

Total Consumers Served	91,891	18,619	19,759	13,911	21,034	9,277	117,867	15,304		1,777,217

2009
Residential Service	86,946	17,643	14,654	13,979	19,080	8,429	108,318	14,692		1,607,444
Commercial & Industrial	4,687	1,048	4,644	545	1,886	767	7,487	602		137,291
Other	142	17	371	635	—	116	1,697	42		28,941

Total Consumers Served	91,775	18,708	19,669	15,159	20,966	9,312	117,502	15,336		1,773,676

Footnote:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

FINANCIAL AND STATISTICAL INFORMATION FOR THE
39 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 3
ANNUAL MWh SALES BY CONSUMER CLASS OF EACH MEMBER

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb(1)	Colquitt	Coweta- Fayette	Diverse
2011
Residential Service	257,567	615,854	306,985	676,228	766,318	240,498	2,545,519	911,721	1,071,569	421,342
Commercial & Industrial	134,150	108,170	104,015	368,161	346,938	204,698	1,198,600	251,498	427,774	139,527
Other	7,138	176	8,105	6,939	3,651	2,378	242,659	103,089	8,048	10,886

Total MWh Sales	398,855	724,199	419,105	1,051,328	1,116,907	447,574	3,986,778	1,266,308	1,507,391	571,756

2010
Residential Service	270,884	647,055	311,752	732,555	808,882	249,171	2,684,992	943,651	1,137,267	458,179
Commercial & Industrial	131,446	110,195	103,558	371,919	364,940	199,202	1,212,631	254,154	427,218	134,592
Other	4,751	160	5,462	7,587	3,540	2,281	244,190	84,807	11,587	12,480

Total MWh Sales	407,080	757,410	420,772	1,112,061	1,177,362	450,654	4,141,812	1,282,611	1,576,072	605,252

2009
Residential Service	246,161	579,862	285,484	656,830	711,638	228,148	2,403,985	858,387	1,009,981	402,127
Commercial & Industrial	304,981	103,949	97,836	360,946	358,838	178,553	1,179,756	240,362	259,291	114,947
Other	3,366	172	3,622	6,769	2,851	2,090	226,798	73,184	146,328	11,134

Total MWh Sales	554,508	683,982	386,941	1,024,544	1,073,327	408,792	3,810,539	1,171,932	1,415,599	528,208

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2011
Residential Service	84,011	344,051	142,793	160,973	477,729	241,311	208,904	775,031	2,149,470	114,783
Commercial & Industrial	40,161	69,819	44,654	159,367	55,637	22,160	55,936	297,682	1,048,860	53,376
Other	29,995	90,410	11,206	5,065	19,163	22,845	—	39,775	29,909	7,861

Total MWh Sales	154,166	504,280	198,652	325,405	552,528	286,315	264,839	1,112,488	3,228,239	176,019

2010
Residential Service	87,999	362,691	149,822	168,487	528,036	249,387	220,052	778,202	2,255,640	118,571
Commercial & Industrial	40,788	70,334	44,298	137,679	61,503	21,437	56,934	289,378	1,056,748	48,219
Other	17,517	63,196	6,645	3,925	19,656	13,787	—	33,041	29,578	7,138

Total MWh Sales	146,304	496,222	200,765	310,091	609,196	284,611	276,987	1,100,621	3,341,966	173,929

2009
Residential Service	77,664	333,454	133,305	152,481	496,510	227,327	199,359	710,205	1,978,668	108,208
Commercial & Industrial	38,577	70,727	43,358	124,443	54,034	19,448	53,908	276,001	996,539	46,124
Other	11,475	49,798	5,751	3,122	18,683	13,337	—	30,667	27,321	6,372

Total MWh Sales	127,716	453,979	182,414	280,046	569,227	260,112	253,267	1,016,873	3,002,529	160,704

Footnote:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

Table 3 (continued)

	Excelsior	Flint	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2011
Residential Service	330,838	1,195,307	268,406	1,664,012	409,187	396,698	152,803	2,997,455	464,256	137,831
Commercial & Industrial	69,462	546,742	42,421	1,042,621	98,168	176,360	28,253	1,784,748	119,926	49,694
Other	7,237	53,177	19,606	15,238	118	594	26,497	289,326	18,066	7,592

Total MWh Sales	407,538	1,795,227	330,433	2,721,871	507,473	573,653	207,553	5,071,530	602,247	195,116

2010
Residential Service	348,983	1,241,557	279,604	1,747,429	437,372	421,699	158,505	3,145,638	487,242	144,220
Commercial & Industrial	72,527	557,615	39,787	1,042,236	96,706	178,706	26,457	1,769,397	125,244	50,679
Other	4,851	42,643	16,763	14,849	82	593	15,325	295,294	13,639	4,675

Total MWh Sales	426,361	1,841,815	336,155	2,804,514	534,160	600,999	200,286	5,210,329	626,125	199,574

2009
Residential Service	311,909	1,088,666	248,968	1,554,103	398,959	386,975	143,841	2,800,637	440,437	131,368
Commercial & Industrial	68,835	525,866	33,414	1,001,665	92,179	170,462	24,784	1,691,405	107,553	49,591
Other	4,287	36,876	13,757	14,384	82	562	14,490	283,697	10,610	3,366

Total MWh Sales	385,031	1,651,408	296,139	2,570,152	491,219	557,999	183,115	4,775,738	558,600	184,324

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington		MEMBER TOTAL
2011
Residential Service	1,444,098	283,700	258,497	167,206	289,348	114,469	1,786,857	198,164		25,071,789
Commercial & Industrial	454,203	50,135	97,614	27,622	89,297	15,291	641,026	173,743		10,638,509
Other	16,035	5,450	37,219	44,620	—	2,324	76,330	2,996		1,271,720

Total MWh Sales	1,914,336	339,284	393,330	239,448	378,645	132,084	2,504,213	374,904		36,982,019

2010
Residential Service	1,522,583	304,431	275,434	173,760	306,297	124,446	1,873,808	208,306		26,364,590
Commercial & Industrial	460,835	49,821	95,120	29,323	91,219	15,727	645,368	184,042		10,667,981
Other	15,758	5,265	26,495	31,178	—	2,566	79,346	1,967		1,142,620

Total MWh Sales	1,999,176	359,518	397,050	234,261	397,516	142,740	2,598,522	394,315		38,175,191

2009
Residential Service	1,355,761	268,508	247,960	157,411	271,651	112,026	1,678,411	187,577		23,584,951
Commercial & Industrial	446,978	43,638	88,241	26,613	86,577	14,890	625,023	166,403		10,186,731
Other	2,012	5,781	16,429	23,497	—	2,436	77,428	1,685		1,154,216

Total MWh Sales	1,804,752	317,927	352,630	207,521	358,227	129,352	2,380,861	355,665		34,925,898

Footnote:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

FINANCIAL AND STATISTICAL INFORMATION FOR THE
39 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 4
ANNUAL REVENUES BY CONSUMER CLASS OF EACH MEMBER

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb(1)	Colquitt	Coweta- Fayette	Diverse
2011
Residential Service	$31,164,824	$68,195,346	$31,972,126	$75,787,510	$72,853,778	$29,348,893	$290,974,700	$86,616,944	$111,934,901	$47,863,584
Commercial & Industrial	12,283,039	12,529,666	9,494,138	28,184,851	28,788,895	16,504,322	115,068,083	21,365,886	37,589,977	13,988,783
Other	710,393	31,692	923,190	880,357	583,143	327,286	26,620,558	9,599,884	1,629,906	1,111,869

Total Electric Sales	$44,158,256	$80,756,704	$42,389,454	$104,852,718	$102,225,816	$46,180,501	$432,663,341	$117,582,714	$151,154,784	$62,964,236
Other Operating Revenue	2,671,211	1,540,454	7,073,693	4,436,940	3,694,144	975,940	8,975,818	8,181,172	3,880,144	2,477,859

Total Operating Revenue	$46,829,467	$82,297,158	$49,463,147	$109,289,658	$105,919,960	$47,156,441	$441,639,159	$125,763,886	$155,034,928	$65,442,095

2010
Residential Service	$30,940,059	$63,652,238	$30,514,241	$81,585,255	$77,793,570	$27,757,675	$288,036,816	$86,894,740	$115,729,403	$50,508,188
Commercial & Industrial	11,404,936	11,570,221	8,417,019	27,905,616	30,608,293	14,263,396	110,796,997	21,001,721	36,765,511	13,473,262
Other	455,047	27,903	614,443	932,338	567,444	295,737	25,373,924	7,670,353	1,570,628	1,206,889

Total Electric Sales	$42,800,042	$75,250,362	$39,545,703	$110,423,209	$108,969,307	$42,316,808	$424,207,737	$115,566,814	$154,065,542	$65,188,339
Other Operating Revenue	688,613	707,195	6,088,947	(234,700)	3,748,201	935,864	9,061,346	4,863,851	4,105,193	2,397,723

Total Operating Revenue	$43,488,655	$75,957,557	$45,634,650	$110,188,509	$112,717,508	$43,252,672	$433,269,082	$120,430,665	$158,170,735	$67,586,062

2009
Residential Service	$27,209,291	$59,417,010	$28,619,654	$72,224,099	$70,470,415	$25,602,380	$269,138,534	$80,358,607	$105,823,013	$43,757,195
Commercial & Industrial	17,716,865	11,249,510	8,233,427	26,142,110	30,559,225	12,974,513	111,607,081	20,128,914	28,108,711	11,911,248
Other	319,987	30,365	450,756	796,202	447,253	272,435	24,861,112	6,753,563	7,888,672	1,067,518

Total Electric Sales	$45,246,143	$70,696,885	$37,303,837	$99,162,411	$101,476,893	$38,849,328	$405,606,727	$107,241,084	$141,820,396	$56,735,961
Other Operating Revenue	724,941	901,887	4,813,076	4,174,330	3,507,927	910,228	9,370,670	2,733,798	6,203,009	2,766,934

Total Operating Revenue	$45,971,084	$71,598,772	$42,116,913	$103,336,741	$104,984,820	$39,759,556	$414,977,398	$109,974,882	$148,023,405	$59,502,895

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2011
Residential Service	$9,339,366	$39,400,802	$15,836,607	$19,677,765	$58,365,510	$26,722,670	$25,931,588	$81,216,104	$215,513,353	$12,962,627
Commercial & Industrial	4,760,536	7,398,762	3,982,414	10,877,820	6,770,845	2,228,043	6,923,471	20,807,482	92,790,653	4,854,658
Other	3,859,287	10,098,061	1,408,210	545,245	2,062,825	2,684,162	—	4,494,674	4,931,294	859,438

Total Electric Sales	$17,959,189	$56,897,625	$21,227,231	$31,100,830	$67,199,180	$31,634,875	$32,855,059	$106,518,260	$313,235,300	$18,676,723
Other Operating Revenue	408,478	1,880,685	819,358	652,538	1,212,514	993,109	939,466	3,903,555	(89,952)	800,662

Total Operating Revenue	$18,367,667	$58,778,310	$22,046,589	$31,753,368	$68,411,694	$32,627,984	$33,794,525	$110,421,815	$313,145,348	$19,477,385

2010
Residential Service	$9,525,812	$38,894,936	$16,023,644	$20,497,574	$60,973,483	$25,934,246	$27,388,721	$79,370,172	$224,360,835	$12,975,453
Commercial & Industrial	4,668,761	7,029,347	3,942,958	9,175,161	7,297,550	2,015,422	6,743,198	21,459,326	92,627,576	4,270,568
Other	2,402,165	6,998,553	879,139	437,585	1,959,992	1,654,707	—	3,711,101	4,863,603	774,796

Total Electric Sales	$16,596,738	$52,922,836	$20,845,741	$30,110,320	$70,231,025	$29,604,375	$34,131,919	$104,540,599	$321,852,014	$18,020,817
Other Operating Revenue	256,312	(327,504)	804,657	516,893	1,048,353	(982,929)	577,018	3,636,586	2,158,624	(413,966)

Total Operating Revenue	$16,853,050	$52,595,332	$21,650,398	$30,627,213	$71,279,378	$28,621,446	$34,708,937	$108,177,185	$324,010,638	$17,606,851

2009
Residential Service	$8,219,612	$35,395,452	$14,545,626	$19,685,778	$57,482,085	$23,247,061	$26,271,743	$74,350,005	$208,270,686	$11,736,211
Commercial & Industrial	4,313,909	6,624,988	3,859,145	8,456,186	6,000,269	1,758,000	6,853,190	21,767,671	89,628,891	3,984,317
Other	1,693,755	5,526,919	786,561	379,846	1,770,701	1,519,634	—	3,467,426	4,515,160	667,352

Total Electric Sales	$14,227,276	$47,547,359	$19,191,332	$28,521,810	$65,253,055	$26,524,695	$33,124,933	$99,585,102	$302,414,737	$16,387,880
Other Operating Revenue	93,002	1,734,871	813,826	(302,569)	1,166,683	1,249,849	568,068	5,098,597	706,547	224,764

Total Operating Revenue	$14,320,278	$49,282,230	$20,005,158	$28,219,241	$66,419,738	$27,774,544	$33,693,001	$104,683,699	$303,121,284	$16,612,644

Footnote:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

Table 4 (continued)

	Excelsior	Flint	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2011
Residential Service	$30,087,339	$119,437,408	$30,095,872	$166,174,042	$48,877,563	$46,547,276	$19,092,228	$274,564,999	$53,551,404	$17,118,116
Commercial & Industrial	6,368,633	46,456,456	4,062,008	89,964,267	10,356,985	19,821,082	2,841,863	145,357,484	10,500,374	4,184,167
Other	736,168	4,723,950	2,216,521	2,569,375	8,645	56,959	3,494,775	28,065,896	1,950,094	1,004,237

Total Electric Sales	$37,192,140	$170,617,814	$36,374,401	$258,707,684	$59,243,193	$66,425,317	$25,428,866	$447,988,379	$66,001,872	$22,306,520
Other Operating Revenue	525,473	10,139,019	1,630,059	8,021,488	2,085,405	2,385,243	590,764	24,319,866	2,512,371	593,853

Total Operating Revenue	$37,717,613	$180,756,833	$38,004,460	$266,729,172	$61,328,598	$68,810,560	$26,019,630	$472,308,245	$68,514,243	$22,900,373

2010
Residential Service	$32,437,848	$117,311,689	$28,143,678	$170,611,664	$47,251,509	$46,922,686	$19,531,555	$274,663,459	$52,526,692	$17,385,561
Commercial & Industrial	6,758,925	44,417,705	3,533,425	87,668,972	9,340,064	19,183,779	2,627,030	138,541,781	10,191,576	4,023,521
Other	564,319	3,637,915	1,683,961	2,480,630	7,187	53,462	2,046,972	27,789,369	1,510,236	657,768

Total Electric Sales	$39,761,092	$165,367,309	$33,361,064	$260,761,266	$56,598,760	$66,159,927	$24,205,557	$440,994,609	$64,228,504	$22,066,850
Other Operating Revenue	845,269	7,518,643	1,628,836	10,142,863	544,198	(3,356,467)	643,800	22,760,219	(126,228)	528,815

Total Operating Revenue	$40,606,361	$172,885,952	$34,989,900	$270,904,129	$57,142,958	$62,803,460	$24,849,357	$463,754,828	$64,102,276	$22,595,665

2009
Residential Service	$29,413,737	$110,206,269	$27,066,345	$152,907,852	$44,090,607	$41,794,532	$18,393,658	$250,890,260	$48,029,869	$16,012,370
Commercial & Industrial	6,496,240	44,083,946	3,326,676	86,028,588	8,986,929	17,662,668	2,602,924	133,772,598	9,050,806	3,872,913
Other	516,216	3,353,534	1,530,477	2,397,190	7,165	48,434	1,996,796	27,034,639	1,278,304	511,842

Total Electric Sales	$36,426,193	$157,643,749	$31,923,498	$241,333,630	$53,084,701	$59,505,634	$22,993,378	$411,697,497	$58,358,979	$20,397,125
Other Operating Revenue	1,212,958	(1,752,534)	1,322,292	7,784,421	530,580	2,286,564	663,996	18,355,617	523,217	181,270

Total Operating Revenue	$37,639,151	$155,891,215	$33,245,790	$249,118,051	$53,615,281	$61,792,198	$23,657,374	$430,053,114	$58,882,196	$20,578,395

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington		MEMBER TOTAL
2011
Residential Service	$131,164,383	$32,620,025	$29,672,851	$19,557,315	$33,940,772	$12,300,920	$166,160,326	$22,648,607		$2,605,290,444
Commercial & Industrial	35,721,766	4,735,594	11,044,820	2,970,195	8,727,056	1,727,023	55,005,959	13,111,372		930,149,428
Other	2,620,688	467,519	4,170,235	5,331,786	—	286,204	8,754,798	295,852		140,115,176

Total Electric Sales	$169,506,837	$37,823,138	$44,887,906	$27,859,296	$42,667,828	$14,314,147	$229,921,083	$36,055,831		$3,675,555,048
Other Operating Revenue	6,945,158	1,204,760	1,304,205	842,603	1,288,394	468,746	7,856,770	899,331		129,041,296

Total Operating Revenue	$176,451,995	$39,027,898	$46,192,111	$28,701,899	$43,956,222	$14,782,893	$237,777,853	$36,955,162		$3,804,596,344

2010
Residential Service	$140,334,994	$32,016,606	$29,850,382	$19,955,928	$34,254,432	$12,649,850	$167,440,187	$23,990,333		$2,636,636,114
Commercial & Industrial	36,546,081	4,292,640	10,382,593	3,096,521	8,568,806	1,678,282	53,153,508	14,048,807		903,490,855
Other	2,628,618	404,498	2,954,924	3,944,770	—	304,263	8,829,451	198,409		122,093,099

Total Electric Sales	$179,509,693	$36,713,744	$43,187,899	$26,997,219	$42,823,238	$14,632,395	$229,423,146	$38,237,549		$3,662,220,068
Other Operating Revenue	6,783,472	1,194,003	(2,195,574)	848,066	1,229,034	478,911	7,982,528	888,896		97,975,561

Total Operating Revenue	$186,293,165	$37,907,747	$40,992,325	$27,845,285	$44,052,272	$15,111,306	$237,405,674	$39,126,445		$3,760,195,628

2009
Residential Service	$134,156,038	$31,266,253	$26,738,797	$19,141,038	$31,633,869	$11,101,045	$155,244,213	$22,759,181		$2,432,670,390
Commercial & Industrial	36,954,439	4,300,142	9,488,083	3,014,192	8,335,000	1,596,297	53,403,720	13,880,515		878,734,846
Other	306,591	498,595	2,054,201	3,266,991	—	280,174	8,858,924	182,559		117,337,849

Total Electric Sales	$171,417,068	$36,064,990	$38,281,081	$25,422,221	$39,968,869	$12,977,516	$217,506,857	$36,822,255		$3,428,743,085
Other Operating Revenue	7,873,920	1,096,169	(53,346)	791,059	1,136,729	828,004	7,937,910	963,389		99,142,653

Total Operating Revenue	$179,290,988	$37,161,159	$38,227,735	$26,213,280	$41,105,598	$13,805,520	$225,444,767	$37,785,644		$3,527,885,739

Footnote:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

FINANCIAL AND STATISTICAL INFORMATION FOR THE
39 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 5
SUMMARY OF OPERATING RESULTS OF EACH MEMBER

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb(1)	Colquitt	Coweta- Fayette	Diverse
2011
Operating Revenue & Patronage Capital	$46,829,467	$82,297,158	$49,463,147	$109,289,658	$105,919,961	$47,156,442	$441,639,158	$125,763,886	$155,034,928	$65,442,095
Depreciation and Amortization	2,768,858	5,749,081	3,570,620	8,026,458	5,366,594	2,580,106	24,135,949	6,565,372	8,564,757	6,330,152
Other Operating Expenses	42,091,186	72,497,339	41,263,877	95,200,554	93,092,496	42,003,405	383,067,325	109,746,125	133,536,300	54,507,288

Electric Operating Margin	$1,969,423	$4,050,738	$4,628,650	$6,062,646	$7,460,871	$2,572,931	$34,435,884	$9,452,389	$12,933,871	$4,604,655
Other Income	1,070,207	2,570,054	1,057,217	916,959	2,385,994	676,651	27,034,488	1,707,930	5,463,039	2,944,601

Gross Operating Margin	$3,039,630	$6,620,792	$5,685,867	$6,979,605	$9,846,865	$3,249,582	$61,470,372	$11,160,319	$18,396,910	$7,549,256

Interest on Long-term Debt	1,172,736	3,353,460	2,940,297	5,032,593	5,518,307	2,322,163	25,590,277	4,094,605	7,805,495	3,159,799
Other Deductions	6,349	7,017	623	—	—	3,039	2,218,252	—	128,079	—

Net Margins	$1,860,545	$3,260,315	$2,744,947	$1,947,012	$4,328,558	$924,380	$33,661,843	$7,065,714	$10,463,336	$4,389,457

2010
Operating Revenue & Patronage Capital	$43,487,314	$75,957,557	$45,634,650	$110,188,509	$112,717,508	$43,252,673	$433,269,082	$120,430,665	$158,170,734	$67,586,062
Depreciation and Amortization	2,613,420	5,660,543	3,406,548	7,828,765	5,325,013	2,441,070	23,163,714	6,209,137	8,299,268	6,150,567
Other Operating Expenses	37,073,899	64,973,707	36,145,805	96,533,914	100,925,018	37,392,356	377,102,614	105,945,026	136,685,518	57,664,861

Electric Operating Margin	$3,799,995	$5,323,307	$6,082,297	$5,825,830	$6,467,477	$3,419,247	$33,002,754	$8,276,502	$13,185,948	$3,770,634
Other Income	1,126,590	2,504,019	1,415,181	1,652,267	1,892,402	679,614	26,574,432	1,649,334	5,616,998	(62,949)

Gross Operating Margin	$4,926,585	$7,827,326	$7,497,478	$7,478,097	$8,359,879	$4,098,861	$59,577,185	$9,925,836	$18,802,946	$3,707,685

Interest on Long-term Debt	1,241,962	3,619,217	3,041,248	5,525,133	5,258,684	2,185,873	25,445,451	4,248,742	8,221,288	3,310,004
Other Deductions	6,737	8,310	19,510	—	(5,119)	35,224	3,288,787	—	109,032	2,601

Net Margins	$3,677,886	$4,199,799	$4,436,720	$1,952,964	$3,106,314	$1,877,764	$30,842,946	$5,677,094	$10,472,626	$395,080

2009
Operating Revenue & Patronage Capital	$45,971,088	$71,598,772	$42,116,913	$103,336,740	$104,984,820	$39,759,557	$414,977,398	$109,974,882	$148,023,405	$59,502,895
Depreciation and Amortization	2,562,130	5,526,789	3,294,772	7,642,114	5,171,452	2,254,667	20,835,379	5,909,356	8,125,844	5,216,968
Other Operating Expenses	41,119,186	61,156,188	34,281,985	86,904,457	94,443,703	34,145,376	351,740,590	98,611,745	127,480,815	52,136,117

Electric Operating Margin	$2,289,772	$4,915,795	$4,540,156	$8,790,169	$5,369,665	$3,359,514	$42,401,429	$5,453,781	$12,416,746	$2,149,810
Other Income	1,163,085	1,961,015	1,215,190	1,682,750	1,652,665	582,844	3,387,260	1,504,082	3,218,310	1,302,550

Gross Operating Margin	$3,452,857	$6,876,810	$5,755,346	$10,472,919	$7,022,330	$3,942,358	$45,788,689	$6,957,863	$15,635,056	$3,452,360

Interest on Long-term Debt	1,371,506	3,402,915	2,939,210	5,578,023	5,323,320	2,164,025	24,826,354	4,221,875	8,170,767	3,228,307
Other Deductions	5,209	74	2,769	26,952	17,030	3,039	7,819,589	—	284,886	53,434

Net Margins	$2,076,142	$3,473,821	$2,813,367	$4,867,944	$1,681,980	$1,775,294	$13,142,746	$2,735,988	$7,179,403	$170,619

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2011
Operating Revenue & Patronage Capital	$18,367,667	$58,805,311	$22,046,589	$31,753,368	$68,411,694	$32,627,984	$33,794,525	$110,421,815	$313,145,348	$19,477,385
Depreciation and Amortization	1,084,790	3,512,444	1,274,379	1,846,698	4,388,377	1,848,024	2,478,913	5,437,801	14,497,803	790,170
Other Operating Expenses	15,223,909	52,115,295	18,881,982	27,507,703	59,141,657	28,068,338	28,943,298	95,765,618	274,158,052	17,336,784

Electric Operating Margin	$2,058,968	$3,177,572	$1,890,228	$2,398,967	$4,881,660	$2,711,622	$2,372,314	$9,218,396	$24,489,493	$1,350,431
Other Income	418,397	1,125,871	354,180	698,333	1,337,069	1,084,908	562,368	1,619,096	200,507	381,019

Gross Operating Margin	$2,477,365	$4,303,443	$2,244,408	$3,097,300	$6,218,729	$3,796,530	$2,934,682	$10,837,492	$24,690,000	$1,731,450

Interest on Long-term Debt	912,762	1,943,142	1,062,379	1,909,095	3,808,371	1,343,322	2,084,048	3,348,393	12,272,546	756,219
Other Deductions	32,449	93,599	12,134	101,768	14,615	1,887.00	41,811	600,526	61,698	—

Net Margins	$1,532,154	$2,266,702	$1,169,895	$1,086,437	$2,395,743	$2,451,321	$808,823	$6,888,573	$12,355,756	$975,231

2010
Operating Revenue & Patronage Capital	$16,853,052	$52,595,332	$21,650,398	$30,627,213	$71,279,378	$28,621,446	$34,708,936	$108,177,184	$324,010,638	$17,606,851
Depreciation and Amortization	1,028,675	3,394,299	1,232,925	1,796,128	4,259,859	1,820,249	2,504,797	5,071,348	13,778,163	748,696
Other Operating Expenses	14,134,922	46,675,630	18,658,067	26,319,288	60,935,516	24,843,445	28,910,235	95,332,584	281,855,244	15,383,765

Electric Operating Margin	$1,689,455	$2,525,403	$1,759,406	$2,511,797	$6,084,003	$1,957,752	$3,293,904	$7,773,252	$28,377,231	$1,474,390
Other Income	393,228	1,080,328	236,007	615,221	1,103,362	975,986	487,578	2,321,017	2,863,450	330,756

Gross Operating Margin	$2,082,683	$3,605,731	$1,995,413	$3,127,018	$7,187,365	$2,933,738	$3,781,482	$10,094,269	$31,240,681	$1,805,146

Interest on Long-term Debt	983,661	1,952,513	1,067,693	1,895,307	3,952,895	1,364,564	2,143,358	2,964,694	14,049,160	647,129
Other Deductions	43,326	48,653	10,364	123,182	9,442	—	0	999,360	45,044

Net Margins	$1,055,696	$1,604,565	$917,356	$1,108,529	$3,225,028	$1,569,174	$1,638,124	$6,130,215	$17,146,477	$1,158,017

2009
Operating Revenue & Patronage Capital	$14,320,278	$49,282,231	$20,005,158	$28,219,241	$66,419,738	$27,774,548	$33,693,001	$104,683,698	$303,121,284	$16,612,644
Depreciation and Amortization	976,789	4,220,355	1,212,756	1,725,452	4,148,122	1,746,064	2,420,325	4,796,870	13,060,099	731,956
Other Operating Expenses	12,535,705	41,045,044	16,856,710	24,264,890	56,607,113	23,167,180	27,824,460	90,031,760	265,711,255	14,489,935

Electric Operating Margin	$807,784	$4,016,832	$1,935,692	$2,228,899	$5,664,503	$2,861,304	$3,448,216	$9,855,068	$24,349,930	$1,390,753
Other Income	483,106	502,066	277,870	515,881	787,387	998,341	556,530	1,411,424	9,092,054	369,258

Gross Operating Margin	$1,290,890	$4,518,898	$2,213,562	$2,744,780	$6,451,890	$3,859,645	$4,004,746	$11,266,492	$33,441,984	$1,760,011

Interest on Long-term Debt	960,290	2,061,662	1,071,543	1,922,869	4,063,222	1,375,567	2,196,752	3,090,937	15,594,960	683,569
Other Deductions	60,034	125,002	9,577	108,249	13,312	188	6,462	860,948	55,591	—

Net Margins	$270,566	$2,332,234	$1,132,442	$713,662	$2,375,356	$2,483,890	$1,801,532	$7,314,607	$17,791,433	$1,076,442

Footnote:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

Table 5 (continued)

	Excelsior	Flint	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2011
Operating Revenue & Patronage Capital	$37,717,613	$180,756,833	$38,004,459	$266,729,172	$61,328,598	$68,810,562	$26,019,629	$472,308,245	$68,514,243	$22,900,372
Depreciation and Amortization	2,092,519	10,820,814	2,531,331	13,476,564	4,723,185	4,549,294	2,445,219	27,342,181	4,214,496	1,335,306
Other Operating Expenses	33,845,382	155,206,169	33,902,192	238,237,481	52,780,192	59,212,210	21,114,374	408,962,875	60,630,119	19,700,932

Electric Operating Margin	$1,779,712	$14,729,850	$1,570,936	$15,015,127	$3,825,221	$5,049,058	$2,460,036	$36,003,189	$3,669,628	$1,864,134
Other Income	1,235,543	1,338,958	1,115,633	2,497,362	1,491,455	2,167,943	374,732	12,697,289	2,038,833	380,309

Gross Operating Margin	$3,015,255	$16,068,808	$2,686,569	$17,512,489	$5,316,676	$7,217,001	$2,834,768	$48,700,478	$5,708,461	$2,244,443

Interest on Long-term Debt	1,383,090	7,671,431	1,134,782	10,517,196	3,241,895	3,117,229	1,854,058	21,434,136	3,121,494	1,224,905
Other Deductions	—	250,841	240,841	—	2,466	5,346	65,264	3,497	23,080	—

Net Margins	$1,632,165	$8,146,536	$1,310,946	$6,995,293	$2,072,315	$4,094,426	$915,446	$27,262,845	$2,563,887	$1,019,538

2010
Operating Revenue & Patronage Capital	$40,606,361	$172,885,951	$34,989,898	$270,904,128	$57,142,958	$62,803,461	$24,849,358	$463,754,827	$64,102,276	$20,995,665
Depreciation and Amortization	2,028,945	10,649,405	2,451,429	13,501,744	4,798,113	4,440,900	2,320,338	26,567,079	3,978,227	1,266,261
Other Operating Expenses	36,727,582	152,020,904	30,204,745	222,779,569	48,186,129	53,069,277	19,950,824	401,277,609	53,803,515	17,753,296

Electric Operating Margin	$1,849,834	$10,215,642	$2,333,724	$34,622,815	$4,158,716	$5,293,284	$2,578,196	$35,910,139	$6,320,534	$1,976,108
Other Income	1,679,614	1,499,102	993,472	2,577,929	1,175,734	1,820,880	590,234	12,156,773	1,942,547	424,024

Gross Operating Margin	$3,529,448	$11,714,744	$3,327,196	$37,200,744	$5,334,450	$7,114,164	$3,168,430	$48,066,912	$8,263,081	$2,400,132

Interest on Long-term Debt	1,390,364	7,997,861	1,147,253	10,517,333	3,112,611	3,164,264	1,857,017	21,749,701	3,314,643	1,417,108
Other Deductions	—	155,023	117,948	0	18,901	20,910	64,452	4,275	34,685	(22,694)

Net Margins	$2,139,084	$3,561,860	$2,061,995	$26,683,411	$2,202,938	$3,928,990	$1,246,961	$26,312,936	$4,913,753	$1,005,718

2009
Operating Revenue & Patronage Capital	$37,639,151	$155,891,215	$33,245,789	$249,118,051	$53,615,281	$61,792,196	$23,657,374	$430,053,115	$58,882,197	$20,578,395
Depreciation and Amortization	1,865,005	10,320,146	2,357,169	13,536,344	4,662,956	4,350,846	2,232,153	25,130,215	3,978,219	1,280,709
Other Operating Expenses	33,934,396	133,531,612	28,457,620	203,673,678	45,309,248	50,314,000	18,281,270	380,261,867	49,817,372	16,815,578

Electric Operating Margin	$1,839,750	$12,039,457	$2,431,000	$31,908,029	$3,643,077	$7,127,350	$3,143,951	$24,661,033	$5,086,606	$2,482,108
Other Income	1,218,265	1,946,631	685,237	3,271,837	733,767	1,742,991	472,546	12,436,860	1,765,632	432,245

Gross Operating Margin	$3,058,015	$13,986,088	$3,116,237	$35,179,866	$4,376,844	$8,870,341	$3,616,497	$37,097,893	$6,852,238	$2,914,353

Interest on Long-term Debt	1,480,787	8,299,624	1,248,564	11,093,295	2,829,922	3,448,829	1,899,187	22,339,773	3,246,479	1,331,217
Other Deductions	—	197,180	193,021	353,923	22,276	5,963	25,615	5,002	18,457	9,163

Net Margins	$1,577,228	$5,489,284	$1,674,652	$23,732,648	$1,524,646	$5,415,549	$1,691,695	$14,753,118	$3,587,302	$1,573,973

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington		MEMBER TOTAL
2011
Operating Revenue & Patronage Capital	$176,451,995	$39,027,898	$46,192,111	$28,701,899	$43,956,222	$14,782,893	$237,777,853	$36,955,162		$3,804,623,345
Depreciation and Amortization	9,216,535	2,053,391	2,607,220	1,592,907	3,217,198	781,386	12,535,109	2,133,121		218,485,122
Other Operating Expenses	161,074,451	33,890,932	38,841,164	25,466,495	35,798,148	13,271,540	213,788,107	32,504,113		3,322,375,407

Electric Operating Margin	$6,161,009	$3,083,575	$4,743,727	$1,642,497	$4,940,876	$729,967	$11,454,637	$2,317,928		$263,762,816
Other Income	1,967,971	565,899	1,262,695	840,027	931,889	585,304	8,954,243	837,322		94,892,295

Gross Operating Margin	$8,128,980	$3,649,474	$6,006,422	$2,482,524	$5,872,765	$1,315,271	$20,408,880	$3,155,250		$358,655,111

Interest on Long-term Debt	5,191,480	1,719,920	2,476,700	1,232,172	3,180,932	681,413	6,707,810	1,558,975		167,879,627
Other Deductions	102,483	—	21,855	138,405	7,841	16,018	322,340	—		4,524,123

Net Margins	$2,835,017	$1,929,554	$3,507,867	$1,111,947	$2,683,992	$617,840	$13,378,730	$1,596,275		$186,251,361

2010
Operating Revenue & Patronage Capital	$186,293,164	$37,907,747	$40,992,325	$27,845,285	$44,052,272	$15,111,302	$237,405,674	$39,126,595		$3,758,594,429
Depreciation and Amortization	9,075,077	2,026,165	2,571,212	1,501,055	3,113,126	761,273	12,078,939	2,077,461		211,939,933
Other Operating Expenses	169,280,789	33,573,159	35,133,324	22,607,180	36,332,487	13,385,682	210,394,913	34,150,842		3,254,123,240

Electric Operating Margin	$7,937,298	$2,308,423	$3,287,789	$3,737,050	$4,606,659	$964,347	$14,931,822	$2,898,292		$292,531,256
Other Income	1,973,647	546,530	808,669	775,240	872,098	626,460	9,161,142	722,159		93,801,075

Gross Operating Margin	$9,910,945	$2,854,953	$4,096,458	$4,512,290	$5,478,757	$1,590,807	$24,092,964	$3,620,451		$386,332,330

Interest on Long-term Debt	5,407,812	1,622,892	2,334,137	1,249,360	2,995,488	656,562	7,181,616	1,527,350		171,761,948
Other Deductions	88,555	—	64,199	121,713	27,882	17,279	324,104	—		5,781,685

Net Margins	$4,414,578	$1,232,061	$1,698,122	$3,141,217	$2,455,387	$916,966	$16,587,244	$2,093,101		$208,788,696

2009
Operating Revenue & Patronage Capital	$179,290,988	$37,161,158	$38,227,735	$26,213,280	$41,105,598	$13,805,516	$225,444,767	$37,785,646		$3,527,885,742
Depreciation and Amortization	8,954,270	1,880,572	2,585,439	1,496,167	2,991,988	725,973	11,329,355	2,029,471		203,285,256
Other Operating Expenses	162,372,897	31,109,577	31,235,594	22,011,834	32,804,816	12,201,233	202,776,422	32,873,634		3,042,336,862

Electric Operating Margin	$7,963,821	$4,171,009	$4,406,702	$2,705,279	$5,308,794	$878,310	$11,338,990	$2,882,541		$282,263,625
Other Income	2,250,672	458,925	898,042	393,905	668,984	500,916	4,866,475	564,568		67,972,166

Gross Operating Margin	$10,214,493	$4,629,934	$5,304,744	$3,099,184	$5,977,778	$1,379,226	$16,205,465	$3,447,109		$350,235,791

Interest on Long-term Debt	5,628,328	1,479,071	2,383,653	1,308,527	2,815,134	615,385	7,307,178	1,602,940		174,605,567
Other Deductions	179,851	—	46,673	132,836	47,653	15,843	366,226	—		11,072,027

Net Margins	$4,406,314	$3,150,863	$2,874,418	$1,657,821	$3,114,991	$747,998	$8,532,061	$1,844,169		$164,558,198

Footnote:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

FINANCIAL AND STATISTICAL INFORMATION FOR THE
39 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 6
CONDENSED BALANCE SHEET INFORMATION OF EACH MEMBER
(as of December 31)

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb(1)	Colquitt	Coweta- Fayette	Diverse
2011
ASSETS
Total Utility Plant (2)	$91,387,483	$180,847,499	$120,627,584	$222,082,323	$189,166,354	$80,134,611	$788,296,273	$216,798,235	$289,430,169	$140,723,161
Depreciation	28,101,840	53,644,934	32,146,365	54,757,533	41,218,061	14,963,886	200,864,674	58,753,019	80,208,519	52,883,843

Net Plant	63,285,643	127,202,565	88,481,219	167,324,790	147,948,293	65,170,725	587,431,599	158,045,216	209,221,650	87,839,318
Other Assets	33,591,028	25,552,557	22,565,967	46,523,644	51,870,601	16,915,049	342,873,023	45,183,747	75,562,550	18,591,165

Total Assets	$96,876,671	$152,755,122	$111,047,186	$213,848,434	$199,818,894	$82,085,774	$930,304,622	$203,228,963	$284,784,200	$106,430,483

EQUITY & LIABILITIES
Equity	$61,961,130	$65,919,950	$42,627,993	$80,128,265	$67,617,928	$25,602,718	$331,496,680	$88,030,453	$99,940,942	$50,309,151
Long-term Debt	27,588,837	44,015,241	48,636,094	100,961,627	113,321,681	48,923,065	441,111,419	84,003,131	160,604,461	42,948,084
Other Liabilities	7,326,704	42,819,931	19,783,099	32,758,542	18,879,285	7,559,991	157,696,523	31,195,379	24,238,797	13,173,248

Total Equity and Liabilities	$96,876,671	$152,755,122	$111,047,186	$213,848,434	$199,818,894	$82,085,774	$930,304,622	$203,228,963	$284,784,200	$106,430,483

2010
ASSETS
Total Utility Plant (2)	$87,127,561	$177,060,010	$115,664,068	$217,504,750	$185,704,885	$76,573,858	$755,001,276	$205,472,877	$281,664,215	$135,152,775
Depreciation	26,733,111	49,269,222	31,767,912	49,512,578	37,646,250	13,557,863	187,105,668	54,208,292	73,681,704	50,980,132

Net Plant	60,394,450	127,790,788	83,896,156	167,992,172	148,058,635	63,015,995	567,895,608	151,264,585	207,982,511	84,172,643
Other Assets	34,823,566	26,431,673	24,055,407	52,002,528	44,346,720	20,271,553	324,199,668	50,240,956	74,335,277	21,733,980

Total Assets	$95,218,016	$154,222,461	$107,951,563	$219,994,700	$192,405,355	$83,287,548	$892,095,276	$201,505,541	$282,317,788	$105,906,623

EQUITY & LIABILITIES
Equity	$62,701,930	$64,524,293	$40,751,385	$76,691,435	$64,227,763	$24,945,056	$300,296,103	$86,415,112	$91,108,991	$46,275,999
Long-term Debt	26,982,952	49,169,862	49,627,327	105,469,668	108,663,450	50,607,534	403,002,945	79,757,657	164,111,873	47,611,129
Other Liabilities	5,533,134	40,528,306	17,572,851	37,833,597	19,514,142	7,734,958	188,796,227	35,332,745	27,096,924	12,019,495

Total Equity and Liabilities	$95,218,016	$154,222,461	$107,951,563	$219,994,700	$192,405,355	$83,287,548	$892,095,276	$201,505,514	$282,317,788	$105,906,623

2009
ASSETS
Total Utility Plant (2)	$85,466,036	$172,348,625	$111,960,892	$211,076,239	$182,362,414	$72,858,856	$694,465,411	$194,300,986	$274,216,719	$130,437,663
Depreciation	24,810,238	44,831,845	31,507,777	43,743,414	34,729,043	12,935,430	159,772,838	49,357,671	67,840,965	46,637,625

Net Plant	60,655,798	127,516,780	80,453,115	167,332,825	147,633,371	59,923,426	534,692,573	144,943,315	206,375,754	83,800,038
Other Assets	31,405,252	26,178,662	23,026,303	52,946,499	45,284,682	13,224,193	342,525,194	54,464,659	75,352,778	22,427,920

Total Assets	$92,061,050	$153,695,442	$103,479,418	$220,279,324	$192,918,053	$73,147,619	$877,217,767	$199,407,974	$281,728,532	$106,227,958

EQUITY & LIABILITIES
Equity	$60,744,223	$61,275,186	$37,495,183	$70,362,318	$62,062,773	$23,300,076	$269,466,802	$83,021,847	$82,414,714	$45,897,616
Long-term Debt	22,756,047	56,535,086	49,759,605	114,534,894	111,796,426	42,514,451	419,346,548	83,011,335	174,126,448	47,646,082
Other Liabilities	8,560,780	35,885,150	16,224,630	35,382,112	19,058,854	7,333,092	188,404,417	33,374,792	25,187,370	12,684,260

Total Equity and Liabilities	$92,061,050	$153,695,422	$103,479,418	$220,279,324	$192,918,053	$73,147,619	$877,217,767	$199,407,974	$281,728,532	$106,227,958

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2011
ASSETS
Total Utility Plant (2)	$38,861,502	$131,996,701	$50,213,915	$66,870,602	$156,324,972	$60,753,289	$86,779,399	$170,645,869	$472,125,157	$31,814,770
Depreciation	7,171,774	27,369,319	13,372,795	14,203,564	42,291,342	19,009,960	28,554,336	31,109,980	95,318,995	8,105,074

Net Plant	31,689,728	104,627,382	36,841,120	52,667,038	114,033,630	41,743,329	58,225,063	139,535,889	376,806,162	23,709,696
Other Assets	7,782,956	23,536,279	9,796,515	15,273,351	30,043,691	17,079,968	13,309,332	44,843,334	115,632,154	10,554,260

Total Assets	$39,472,684	$128,163,661	$46,637,635	$67,940,389	$144,077,321	$58,823,297	$71,534,395	$184,379,223	$492,438,316	$34,263,956

EQUITY & LIABILITIES
Equity	$15,668,801	$68,291,476	$20,013,487	$21,783,357	$48,135,475	$29,958,473	$19,973,852	$77,717,353	$189,376,420	$13,182,245
Long-term Debt	20,348,748	36,148,210	19,421,082	33,613,605	80,065,035	21,377,459	40,400,610	75,536,910	213,393,807	14,024,003
Other Liabilities	3,455,135	23,723,975	7,203,066	12,543,427	15,876,811	7,487,365	11,159,933	31,124,960	89,668,089	7,057,708

Total Equity and Liabilities	$39,472,684	$128,163,661	$46,637,635	$67,940,389	$144,077,321	$58,823,297	$71,534,395	$184,379,223	$492,438,316	$34,263,956

2010
ASSETS
Total Utility Plant (2)	$36,972,696	$125,154,681	$48,446,556	$63,808,864	$152,220,050	$58,500,501	$84,352,849	$166,275,047	$461,813,856	$30,342,530
Depreciation	6,594,649	24,814,153	12,376,609	12,838,108	40,395,254	17,974,354	26,846,124	28,850,924	89,299,670	7,660,442

Net Plant	30,378,047	100,340,528	36,069,947	50,970,756	111,824,796	40,526,147	57,506,725	137,424,123	372,514,186	22,682,088
Other Assets	8,283,148	23,759,652	12,075,704	14,748,855	37,273,195	16,472,728	12,372,661	41,552,342	106,671,060	12,702,392

Total Assets	$38,661,195	$124,100,180	$48,145,651	$65,719,611	$149,097,991	$56,998,875	$69,879,386	$178,976,465	$479,185,246	$35,384,480

EQUITY & LIABILITIES
Equity	$14,169,989	$66,666,309	$18,952,188	$20,884,998	$46,745,688	$27,944,148	$19,503,543	$73,730,993	$181,311,017	$11,470,533
Long-term Debt	20,426,103	37,551,623	22,006,421	32,584,511	84,921,810	21,310,862	40,584,331	59,671,065	216,885,278	14,440,300
Other Liabilities	4,065,103	19,882,248	7,187,042	12,250,102	17,430,493	7,743,865	9,791,512	45,574,407	80,988,951	9,473,647

Total Equity and Liabilities	$38,661,195	$124,100,180	$48,145,651	$65,719,611	$149,097,991	$56,998,875	$69,879,386	$178,976,465	$479,185,246	$35,384,480

2009
ASSETS
Total Utility Plant (2)	$35,403,868	$120,414,622	$47,341,244	$61,333,046	$149,276,158	$56,567,229	$81,753,024	$163,622,247	$452,555,896	$28,926,220
Depreciation	5,946,359	22,382,135	11,566,487	12,156,354	37,381,427	16,810,302	25,177,798	29,389,871	84,907,983	7,432,409

Net Plant	29,457,509	98,032,487	35,774,757	49,176,692	111,894,731	39,756,927	56,575,226	134,232,376	367,647,913	21,493,811
Other Assets	7,470,635	21,468,485	9,816,636	14,168,872	32,623,849	17,723,181	12,369,094	39,890,050	116,380,094	8,252,055

Total Assets	$36,928,144	$119,500,972	$45,591,393	$63,345,564	$144,518,580	$57,480,108	$68,944,320	$174,122,426	$484,028,007	$29,745,866

EQUITY & LIABILITIES
Equity	$12,965,145	$63,394,032	$18,333,258	$19,966,574	$44,067,629	$26,806,603	$18,592,014	$68,829,466	$167,385,716	$10,533,186
Long-term Debt	20,204,855	38,942,097	20,857,301	31,110,693	84,406,138	26,209,875	41,909,778	61,713,232	259,302,209	11,866,565
Other Liabilities	3,758,144	17,164,843	6,400,834	12,268,297	16,044,813	4,463,630	8,442,528	43,579,728	57,340,082	7,346,115

Total Equity and Liabilities	$36,928,144	$119,500,972	$45,591,393	$63,345,564	$144,518,580	$57,480,108	$68,944,320	$174,122,426	$484,028,007	$29,745,866

Footnotes:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

(2)
Including construction work in progress.

Table 6 (continued)

	Excelsior	Flint	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2011
ASSETS
Total Utility Plant (2)	$70,171,870	$330,871,523	$86,416,730	$424,695,461	$135,493,590	$153,009,071	$75,542,662	$817,055,628	$136,886,943	$52,280,541
Depreciation	17,168,438	94,967,751	18,511,263	86,931,131	48,353,932	42,736,396	22,459,431	219,586,599	34,169,174	11,806,685

Net Plant	53,003,432	235,903,772	67,905,467	337,764,330	87,139,658	110,272,675	53,083,231	597,469,029	102,717,769	40,473,856
Other Assets	19,962,852	67,504,096	20,087,742	126,599,489	27,285,845	42,922,067	11,535,143	235,337,608	39,388,431	10,438,478

Total Assets	$72,966,284	$303,407,868	$87,993,209	$464,363,819	$114,425,503	$153,194,742	$64,618,374	$832,806,637	$142,106,200	$50,912,334

EQUITY & LIABILITIES
Equity	$42,619,299	$111,757,803	$40,663,505	$186,817,327	$38,160,794	$63,791,862	$21,699,448	$314,661,196	$59,391,939	$16,559,069
Long-term Debt	23,457,577	139,519,824	31,852,397	224,007,827	58,980,230	61,246,530	38,819,017	406,735,186	54,980,414	27,469,135
Other Liabilities	6,889,408	52,130,241	15,477,307	53,538,665	17,284,479	28,156,350	4,099,909	111,410,255	27,733,847	6,884,130

Total Equity and Liabilities	$72,966,284	$303,407,868	$87,993,209	$464,363,819	$114,425,503	$153,194,742	$64,618,374	$832,806,637	$142,106,200	$50,912,334

2010
ASSETS
Total Utility Plant (2)	$67,793,578	$324,178,168	$82,502,241	$400,602,445	$132,737,523	$149,090,856	$70,884,368	$789,148,658	$131,964,742	$49,848,489
Depreciation	15,895,596	90,017,039	16,984,691	75,979,824	44,357,708	40,046,731	20,311,121	204,215,529	31,349,886	11,116,668

Net Plant	51,897,982	234,161,129	65,517,550	324,622,621	88,379,815	109,044,125	50,573,247	584,933,129	100,614,856	38,731,821
Other Assets	21,684,648	64,291,826	18,133,146	134,489,491	23,185,807	40,853,006	10,395,404	205,184,150	41,551,440	12,823,061

Total Assets	$73,582,630	$298,452,955	$83,650,696	$459,112,112	$111,565,622	$149,897,131	$60,968,651	$790,117,279	$142,166,296	$51,554,882

EQUITY & LIABILITIES
Equity	$40,988,837	$106,205,233	$39,480,957	$187,377,880	$36,788,772	$62,214,073	$20,930,036	$292,040,580	$59,465,722	$15,716,251
Long-term Debt	24,626,032	145,074,692	33,581,385	222,194,829	55,627,942	60,100,597	35,624,992	375,917,738	57,193,628	28,629,855
Other Liabilities	7,967,761	47,173,030	10,588,354	49,539,403	19,148,908	27,582,461	4,413,623	122,158,961	25,506,946	7,208,776

Total Equity and Liabilities	$73,582,630	$298,452,955	$83,650,696	$459,112,112	$111,565,622	$149,897,131	$60,968,651	$790,117,279	$142,166,296	$51,554,882

2009
ASSETS
Total Utility Plant (2)	$66,361,059	$314,098,707	$79,507,453	$387,254,678	$128,235,923	$145,840,088	$67,734,057	$764,046,864	$128,251,780	$48,347,884
Depreciation	14,976,646	81,688,943	16,018,268	63,932,062	40,279,330	37,413,180	18,695,780	187,807,265	28,758,531	11,417,256

Net Plant	51,384,413	232,409,764	63,489,185	323,322,616	87,956,593	108,426,908	49,038,277	576,239,599	99,493,249	36,930,628
Other Assets	20,167,359	54,485,727	16,656,113	115,729,800	20,599,547	31,762,697	10,830,216	255,628,493	37,553,922	12,421,991

Total Assets	$71,551,772	$286,895,491	$80,145,298	$439,052,416	$108,556,140	$140,189,605	$59,868,493	$831,868,092	$137,047,171	$49,352,619

EQUITY & LIABILITIES
Equity	$38,850,573	$104,276,657	$38,350,942	$164,186,055	$35,761,313	$58,366,660	$19,865,773	$270,379,375	$56,917,005	$14,891,155
Long-term Debt	25,687,083	150,285,607	30,556,480	227,298,793	56,520,622	64,161,931	36,571,300	436,762,592	59,527,947	29,311,941
Other Liabilities	7,014,116	32,333,227	11,237,876	47,567,568	16,274,205	17,661,014	3,431,420	124,726,125	20,602,219	5,149,523

Total Equity and Liabilities	$71,551,772	$286,895,491	$80,145,298	$439,052,416	$108,556,140	$140,189,605	$59,868,493	$831,868,092	$137,047,171	$49,352,619

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington		MEMBER TOTAL
2011
ASSETS
Total Utility Plant (2)	$246,382,727	$66,715,815	$97,989,465	$57,000,073	$101,608,154	$25,649,011	$378,344,733	$72,370,842		$6,914,364,707
Depreciation	75,319,690	18,611,145	21,422,714	17,524,118	18,621,016	7,915,323	117,225,918	24,297,642		1,801,678,179

Net Plant	171,063,037	48,104,670	76,566,751	39,475,955	82,987,138	17,733,688	261,118,815	48,073,200		5,112,686,528
Other Assets	51,429,374	18,466,339	25,191,604	17,310,567	21,280,374	12,848,499	184,725,306	22,566,095		1,921,961,080

Total Assets	$222,492,411	$66,571,009	$101,758,355	$56,786,522	$104,267,512	$30,582,187	$445,844,121	$70,639,295		$7,034,647,608

EQUITY & LIABILITIES
Equity	$92,762,740	$24,198,448	$46,858,638	$24,030,831	$34,141,918	$15,250,454	$182,583,110	$36,304,900		$2,769,989,430
Long-term Debt	80,135,741	33,667,627	44,728,666	26,085,656	62,935,164	11,649,417	178,084,282	28,167,184		3,198,964,983
Other Liabilities	49,593,930	8,704,934	10,171,051	6,670,035	7,190,430	3,682,316	85,176,729	6,167,211		1,065,693,195

Total Equity and Liabilities	$222,492,411	$66,571,009	$101,758,355	$56,786,522	$104,267,512	$30,582,187	$445,844,121	$70,639,295		$7,034,647,608

2010
ASSETS
Total Utility Plant (2)	$240,750,021	$65,527,995	$95,358,556	$52,986,992	$98,437,866	$25,138,068	$374,118,237	$70,307,006		$6,686,189,714
Depreciation	68,426,134	18,024,881	19,540,066	16,529,021	16,764,091	7,522,481	111,768,476	22,477,170		1,673,440,132

Net Plant	172,323,887	47,503,114	75,818,490	36,457,971	81,673,775	17,615,587	262,349,761	47,829,836		5,012,749,582
Other Assets	56,487,887	20,256,098	21,764,836	17,440,915	21,251,533	13,701,953	189,908,598	26,327,666		1,898,084,530

Total Assets	$228,811,774	$67,759,212	$97,583,326	$53,898,886	$102,925,308	$31,317,540	$452,258,359	$74,157,502		$6,910,834,112

EQUITY & LIABILITIES
Equity	$92,592,152	$23,398,964	$43,416,924	$23,469,023	$31,834,943	$14,889,931	$169,577,104	$35,470,957		$2,635,175,812
Long-term Debt	83,876,529	34,730,873	43,263,824	24,547,413	63,390,141	12,525,378	194,473,993	31,803,162		3,162,569,704
Other Liabilities	52,343,093	9,629,375	10,902,578	5,882,450	7,700,224	3,902,231	88,207,262	6,883,383		1,113,088,568

Total Equity and Liabilities	$228,811,774	$67,759,212	$97,583,326	$53,898,886	$102,925,308	$31,317,540	$452,258,359	$74,157,502		$6,910,834,085

2009
ASSETS
Total Utility Plant (2)	$242,874,190	$63,125,497	$94,221,663	$50,526,336	$94,184,195	$24,416,179	$358,711,436	$69,088,477		$6,453,513,861
Depreciation	69,369,319	17,192,781	19,094,796	15,182,703	14,957,913	7,035,519	103,178,140	20,695,134		1,537,011,537

Net Plant	173,504,871	45,932,716	75,126,867	35,343,633	79,226,282	17,380,660	255,533,296	48,393,343		4,916,502,324
Other Assets	56,278,414	15,556,688	20,411,264	15,887,340	13,904,304	10,913,280	173,668,307	24,113,042		1,873,567,597

Total Assets	$229,783,285	$61,489,404	$95,538,131	$51,230,973	$93,130,586	$28,293,940	$429,201,603	$72,506,385		$6,790,069,921

EQUITY & LIABILITIES
Equity	$90,290,839	$22,535,539	$42,356,190	$20,532,747	$30,270,260	$14,222,533	$162,502,246	$34,638,059		$2,466,108,282
Long-term Debt	87,513,680	29,602,356	45,465,743	24,830,180	53,027,802	11,013,115	191,875,705	31,782,460		3,310,345,002
Other Liabilities	51,978,766	9,351,509	7,716,198	5,868,046	9,832,524	3,058,292	74,823,652	6,085,866		1,013,616,617

Total Equity and Liabilities	$229,783,285	$61,489,404	$95,538,131	$51,230,973	$93,130,586	$28,293,940	$429,201,603	$72,506,385		$6,790,069,901

Footnotes:

(1)
Cobb EMC owns the distribution system, and serves the load, of Pataula EMC. Therefore Pataula's information is reported with Cobb.

(2)
Including construction work in progress.

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  Exhibit 99.1
FINANCIAL AND STATISTICAL INFORMATION FOR 39 MEMBERS OF OGLETHORPE POWER CORPORATION